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                                                                   EXHIBIT 10.25

                               FIRST AMENDMENT TO
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                                 PROMISSORY NOTE
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         FOR VALUE RECEIVED, on this 11th day of March, 2003, Nanophase
Technologies Corporation, a Delaware corporation ("Debtor"), hereby amends that certain $1,293,895 Promissory Note dated September 14, 2000 (the "Note") executed by the Debtor on October 6, 2000 in favor of BASF Corporation ("BASF") as set forth below.

         The Note is hereby amended to strike the last sentence in the second paragraph of the Note and replace such stricken sentence with the following:

         "Commencing with the first delivery of Z-Cote coated by Debtor (the "First Delivery Date"), the principal and interest due under this note shall be repaid through the issuance by Debtor of a credit on all invoices for coating at the rate of $1.37 per/kg., until such time as all principal and interest due under this note has been paid; provided further that all principal and interest which remains outstanding after June 1, 2005 shall become immediately payable upon demand by BASF."

         This Amendment amends the Note and any other documents or agreements delivered by the Company in connection with the Note. Except as amended herein, the Note shall remain in full force and effect and shall be incorporated herein and made a part hereof by reference.

         IN WITNESS WHEREOF, Debtor has signed this First Amendment to Promissory Note as of the date first set forth above.

                                       Nanophase Technologies Corporation

                                       By:  /s/ Joseph Cross
                                           --------------------------------
                                            Joseph Cross, President

Agreed to, acknowledged and accepted
as of the date first written above by


BASF Corporation

By:      /s/ illegible
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Its:      illegible
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